                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12

                     GOLDEN PANTHER RESOURCES, LTD.
          ----------------------------------------------
         (Name of Registrant as Specified in its Charter)

                                  N/A
                                  ---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

1)    Title of each class of securities to which transaction applies:  N/A.

2)     Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)     Proposed maximum aggregate value of transaction:  N/A.

5)     Total fee paid:  N/A.

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                   GOLDEN PANTHER RESOURCES, LTD.

                   211 - 1111 West Hastings Street
                 Vancouver, British Columbia, Canada
                               V6E 2J3
                          (604) 689-5377


                          PROXY STATEMENT


                 Special Meeting of Stockholders
                    to be held March 5, 1998


Purpose.
--------

     This Proxy Statement is furnished in connection with a special meeting of the stockholders of Golden Panther Resources, Ltd., a Nevada corporation (the "Company"), to be held on Thursday, March 5, 1998, at 10:00 a.m. Pacific Standard Time (the "Meeting"). The Meeting will be held at the offices of the Company, 211 - 1111 West Hastings Street, Vancouver, British Columbia, Canada V6E 2J3. This Proxy Statement and the accompanying Notice of Special Meeting of Stockholders and proxy are first being mailed to stockholders on or about February 12, 1998. Only stockholders of record at the close of business on February 11, 1998 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The only matter to be presented to the Meeting has been adopted by the unanimous resolution of the Board of Directors and is as follows:

     (a) To amend the Company's Articles of Incorporation to change the name of the Company from "Golden Panther Resources, Ltd." to "Panther Resources Ltd."

     The Company is engaged in the business of mining exploration and development. The Company's activities focus on copper and silver, with no emphasis on the exploration or development of gold mining properties. Management wishes to more properly reflect its business activities, and to eliminate the potential for confusion in this regard, by removing the word "Golden" from its name. Management does not believe that the name change will have any material effect on the Company's operations.

     The Nevada Revised Statutes (the "Nevada Statutes") require the approval of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation to change its name. See the caption "Voting Procedures," herein.

     This solicitation is being made by the Company and it will bear the cost of preparing, printing and mailing each of these documents and of the solicitation of proxies. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's one mill ($0.001) par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AFOREMENTIONED PROPOSAL.

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed February 11, 1998, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on that date there were 23,031,004 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share held.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with Katharine Johnston, the Vice President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Vice President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Golden Panther Resources, Ltd., 211 -1111 West Hastings Street, Vancouver, British Columbia V6E 2J3, Canada, Attention:
Katharine Johnston, or hand delivered to Ms. Johnston, at or before the taking of the vote at the Meeting.

Dissenters' Rights of Appraisal.
--------------------------------

     The Nevada Statutes do not provide any dissenter's rights with respect to the amendment of a corporation's Articles of Incorporation to change its name. Therefore, no dissenter's rights of appraisal will be given in connection with the Company's name change.

Interest of Certain Persons in Matters to be Acted Upon.
--------------------------------------------------------

     No director, executive officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of the Company's name from "Golden Panther Resources, Ltd." to "Panther Resources Ltd.", which is not shares by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of February 11, 1998, the record date for the determination of holders of the Company's common stock entitled to notice of and to vote at the Meeting and any adjournment thereof, a total of 23,031,004 shares of common stock were outstanding; such shares are entitled to a total of 23,031,004 votes on the matter to be voted on at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of the Record Date:

                              Positions      Number and Percentage
Name and Address              Held           of Shares Beneficially Owned
----------------              ----           ----------------------------

Gordon Muir                   CEO            4,032,000 (1) - 17.5%
211 - 1111 West Hastings St.  Director
Vancouver, British Columbia
Canada V6E 2J3

Penny Perfect                 President      4,032,000 (1) - 17.5%
211 - 1111 West Hastings St.  Director
Vancouver, British Columbia
Canada V6E 2J3

Katharine Johnston            Vice President   100,000 (2) -  0.4%
211 - 1111 West Hastings St.  Director
Vancouver, British Columbia
Canada V6E 2J3

Bryson F. Ferrill             Director          57,000 (3) -  0.2%
305 Old Oaks Road
Fairfield, Connecticut
06432

Robert Needham                Director               0
211 - 1111 West Hastings St.
Vancouver, British Columbia
Canada V6E 2J3

     (1) This figure does not include unexercised options to acquire an additional 400,000 shares of common stock.

     (2) This figure does not include unexercised options to acquire an additional 100,000 shares of common stock.

     (3) This figure does not include unexercised options to acquire an additional 200,000 shares of common stock.

Changes in Control.
-------------------

     At a special meeting of stockholders held on March 26, 1997, the stockholders of the Company voted to approve an Acquisition and Plan of Reorganization (the "Plan"), whereby the Company acquired all of the issued and outstanding common stock of Golden Panther Resources, Ltd., a Canadian corporation in exchange for 3,000,000 "unregistered" and "restricted" shares of the Company's common stock. At the special meeting, the stockholders also voted to elect the following persons to the Company's Board of Directors:
Penny Perfect; John Pickney; and Katharine Johnston. This change of control was disclosed in the Company's Current Report on Form 8-K, dated April 1, 1997, which has previously been filed with the Securities and Exchange Commission.

Voting Procedures.
------------------

     The presence of a majority of the shares of the Company's common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Under Nevada law, if a quorum exists, action on the change of the Company's name shall be approved if the votes cast in favor of the action exceed the votes cast against the action. Each stockholder will be entitled to one vote for each share of common stock held.

Proposals of Security Holders.
------------------------------

     Proposals of security holders that are intended to be presented at the Company's next annual meeting of stockholders (to be held in _________) must be received by the Company for inclusion in its proxy statement and form of proxy for that meeting not later than ____________.

Other Matters.
--------------

     The Board of Directors is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person named in the enclosed proxy to vote thereon in accordance with her best judgment.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.


                                            By Order of the Board of Directors


February 11, 1998                           Gordon Muir
                                             Director and Chief Executive
                                            Officer




                                 APPENDIX "A"



                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                  GOLDEN PANTHER RESOURCES, LTD.
                TO BE HELD THURSDAY, MARCH 5, 1998

     By completing and returning this proxy to Golden Panther Resources, Ltd. (the "Company"), you will be designating Katharine Johnston, the Vice President of the Company, to vote all of your shares of the Company's common stock as indicated below.

     Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, stamped envelope.

     The sole matter of business is as follows:

     PROPOSAL 1 - AMENDMENT OF ARTICLES OF INCORPORATION. Shall the Articles of Incorporation of the Company be amended to change the Company's name from "Golden Panther Resources, Ltd." to "Panther Resources Ltd."?

                                   YES       NO        ABSTAIN

                                   ____      ____      ____


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated February 11, 1998, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. (Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.)


Dated:  ____________, 1998         _________________________________
                              Name of stockholder (Please print legibly)

Number of shares:  ____________    _________________________________
                              Signature

     This proxy is being solicited by, and the above-referenced proposal is being proposed by, the Board of Directors of the Company. The proposal to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

     As of February 11, 1998, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be
presented at the Meeting.    If no direction is indicated on a proxy that is
executed and returned to the Company, it will be voted "FOR" the amendment of the Company's Articles of Incorporation as proposed above. Unless indicated below, by completing and returning this proxy, the stockholder grants to Ms. Johnston the discretion to vote in accordance with her best judgment on any other matters that may be presented at the Meeting.

     ____ Withhold discretion to vote on any other matter presented at the Meeting.